EXHIBIT 10.1

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

US $100,000

VALCOM, INC.
15% SECURED CONVERTIBLE DEBENTURE SERIES A
DUE JANUARY 24, 2009

FOR VALUE RECEIVED, VALCOM, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), promises to pay to Able Income Fund, LLC, the registered holder hereof (the "Holder"), the principal sum of One Hundred Thousand and  00/100  Dollars (US $100,000) on January 24, 2009 (the “Maturity Date”) and to pay interest on the principal sum outstanding on a monthly basis, with the first payment payable 30 days after the closing, at the rate of 15% per annum, accruing from November 25, 2008, the date of initial issuance of this Debenture (the “Issue Date”), (each, an “Interest Payment Date”) Interest shall accrue daily from the later of the Issue Date or the previous Interest Payment Date and shall be payable, subject to the other provisions of this Debenture, in cash or in Common Stock. Additional provisions regarding the payment of interest are provided in Section 4(D) below (the terms of which shall govern as if this sentence were not included in this Debenture).

This Debenture is subject to the following additional provisions:

1.    The Debentures will initially be issued in denominations determined by the Company, but are exchangeable for an equal aggregate principal amount of Debentures of different denominations, as requested by the Holder surrendering the same.  No service charge will be made for such registration or transfer or exchange.

2.    The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

3.    This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws and the terms of the Securities Purchase Agreement.  In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation that is sufficient to evidence that such proposed transfer complies with the Act and other applicable state and foreign securities laws and the terms of the Securities Purchase Agreement.  Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

4.    A.    (i)  At any time on or after the Issue Date and prior to the time this Debenture is paid in full in accordance with its terms (including, without limitation, after the occurrence of an Event of Default, as defined below, or, if the Debenture is not fully paid or converted after the Maturity Date), the Holder of this Debenture is entitled, at its option, subject to the following provisions of this Section 4, to convert this Debenture at any time into shares of Common Stock, $0.001 par value ("Common Stock"), of the Company at the Conversion Price (as defined below).  Any such conversion is referred to as a “Conversion.”

(ii)  On the Maturity Date the Company shall pay the principal and accrued interest (through the actual date of payment) of any portion of this Debenture which is then outstanding.

(iii)  For purposes of this Debenture, the following terms shall have the meanings indicated below:

“Conversion Price” means the lower of (i) the VWAP for the three (3) Regular Trading Days (which need not be consecutive) selected by the Holder from the 20 Trading Days ending on the Trading Day immediately before the relevant Conversion Date, multiplied by (ii) seventy percent (70%); or $0.10.

“Regular Trading Day,”  “Reporting Service,” “Trading Day,” and “VWAP” have the meanings ascribed to them in the Securities Purchase Agreement.

“Conversion Date” means the date on which the Holder faxes or otherwise delivers a Notice of Conversion to the Company so that it is received by the Company on or before such specified date.

“Conversion Shares” has the meaning ascribed to in Section 4(H) hereof.

B.    A Conversion shall be effectuated by the Holder by faxing a notice of conversion (“Notice of Conversion”) to the Company as provided in this paragraph.  The Notice of Conversion shall be executed by the Holder of this Debenture and shall evidence such Holder's intention to convert this Debenture or a specified portion hereof in the form annexed hereto as Exhibit A.  Delivery of the Notice of Conversion shall be accepted by the Company by hand, mail or courier delivery at the address specified in said Exhibit A or at the facsimile number specified in said Exhibit A (each of such address or facsimile number may be changed by notice given to the Holder in the manner provided in the Securities Purchase Agreement).  If so indicated on the first page of this Debenture, a portion of the purchase price for this Debenture was represented by the Specific Purchase Note. If the Specific Purchase Note was issued, and it is subsequently paid or otherwise satisfied in full, the Company will promptly acknowledge such payment or satisfaction in writing (but the absence of such acknowledgment shall not affect the Holder’s rights hereunder). Notwithstanding the foregoing, if the Specific Purchase Note was issued on the Issue Date, this Debenture may be converted by way of a Conversion only after such Specific Purchase Note has been paid or otherwise satisfied in full.

C.    Notwithstanding any other provision hereof or of any of the other Transaction Agreements, in no event (except (i) as specifically provided herein as an exception to this provision, or (ii) while there is outstanding a tender offer for any or all of the shares of the Company’s Common Stock) shall the Holder be entitled to convert any portion of this Debenture, or shall the Company have the obligation to convert such Debenture (and the Company shall not have the right to pay interest hereon in shares of Common Stock) to the extent that, after such conversion or issuance of stock in payment of interest, the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debentures or other convertible securities or of the unexercised portion of warrants or other rights to purchase Common Stock), and (2) the number of shares of Common Stock issuable upon the conversion of the Debentures with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Holder upon such conversion).  For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, except as otherwise provided in clause (1) of such sentence.  Nothing herein shall preclude the Holder from disposing of a sufficient number of other shares of Common Stock beneficially owned by the Holder so as to thereafter permit the continued conversion of this Debenture.

D.    (i)    Subject to the terms of Section 4(C) and to the other terms of this Section 4(D),

(x) interest on the principal amount of this Debenture converted pursuant to a Notice of Conversion, and

(y) any other amounts due to the Holder with respect to this Debenture or pursuant to any other provision of any of the Transaction Agreements, including but not necessarily limited to, Administrative Costs (collectively, “Other Costs”), shall be due and payable, at the option of the Holder, in cash or in shares of Common Stock on the Interest Payment Date.

(ii)    If the interest payable in connection with a Conversion or if Other Costs are to be paid in cash, the Company shall make such payment within three (3) Trading Days after the Interest Payment Date (for interest) or of the demand for such Other Costs by the Holder, as the case may be.

(iii)    If interest or Other Costs are to be paid in Common Stock,  the number of shares of Common Stock to be received shall be determined by dividing the dollar amount of the interest by the Conversion Price in effect on the relevant Interest Payment Date or on the date of demand for such Other Costs by the Holder, as the case may be.  For such purposes, the date of a demand for Other Costs by the Holder shall be treated (with respect to the amount of such Other Costs) as an Interest Payment Date.

E.    The Company shall have the right to prepay, at any time, any or all of the outstanding principal and interest due pursuant to this Debenture, without the prior written consent of the Holder.

F.    (i) The following provisions apply to the issuances of Common Stock in payment of the amounts due under this Debenture, whether as principal or interest, as provided in the preceding provisions of this Section 4.

(ii)  No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share.

(iii)  All shares issuable with respect to a Conversion Date or Interest Payments Date shall be deemed “Conversion Shares” for all purposes of this Debenture and the other Transaction Agreements. Certificates representing the relevant Conversion Shares (“Conversion Certificates”) will be delivered to the Holder at the address specified in the relevant Notice of Conversion or demand for payment of Other Costs (and if none, the Holder’s the Holder’s address for notices as contemplated by the Securities Purchase Agreement, which address the Holder may change from time to time in the manner provided therein), via express courier, by electronic transfer or otherwise, within three (3) Trading Days (such third Trading Day, the “Delivery Date”) after the relevant Conversion Date.  The Holder shall be deemed to be the holder of the shares issuable to it in accordance with the relevant provisions of this Debenture on the Conversion Date or Interest Payment Date, as the case may be.

G.    Except as may specified in a specific provision of this Debenture, any payments under this Debenture shall be applied in the following order of priority: (i)  first to Other Costs, (ii) then to accrued but unpaid interest; and (iii) then, to principal in the inverse order of maturity.

5.    No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency or where contemplated herein in shares of its Common Stock, as applicable, as herein prescribed.  This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company.

6.    A.    Each Pledgor (as defined in the Pledge Agreement)  is personally guarantying to the Holder the timely and full fulfillment of all of the obligations of the Company under this Debenture on the terms provided above and in the Guarantee, which has been executed by such Pledgor in favor of, and delivered to, the Holder.

B.    The obligations of the Company under this Debenture and of each respective Pledgor under the Guarantee executed and delivered by such Pledgor are secured under the terms of the Pledge Agreement, to which the Holder and the Pledgor are parties (the "Pledge Agreement"), the terms of which are incorporated herein by reference, by a pledge from each respective Pledgor of the number of shares of the Company's Common Stock identified opposite such Pledgor’s name, of which shares the relevant Pledgor is the record and beneficial owner. If the Holder forecloses on any of the Pledged Shares, the obligations of the Company will be reduced only to the extent of the proceeds actually realized from such foreclosure, in the priority specified in Section 4(G) hereof.

7.    Except as provided in Sections 5 and 6 above or in a separate instrument signed by the party to be charged therewith, no recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof (including, but not limited to, a claim for Other Costs), against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

8.    All payments contemplated hereby to be made “in cash” shall be made in immediately available good funds of United States of America currency by wire transfer to an account designated in writing by the Holder to the Company (which account may be changed by notice similarly given).  All payments of cash and each delivery of shares of Common Stock issuable to the Holder as contemplated hereby shall be made to the Holder at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time; except that the Holder can designate, by notice to the Company, a different delivery address for any one or more specific payments or deliveries.

9.    If, for as long as this Debenture remains outstanding, the Company enters into a merger (other than where the Company is the surviving entity) or consolidation with another corporation or other entity or a sale or transfer of all or substantially all of the assets of the Company to another person (collectively, a "Sale"), the Company will require, in the agreements reflecting such transaction, that the surviving entity expressly assume the obligations of the Company hereunder.  Notwithstanding the foregoing, if the Company enters into a Sale and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such Sale, the Company and any such successor, purchaser or transferee will agree that the Debenture may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable.  In the event of any such proposed Sale, (i) the Holder hereof shall have the right to convert by delivering a Notice of Conversion to the Company within fifteen (15) days of receipt of notice of such Sale from the Company, except that Section 4(C) shall not apply to such conversion.

10.    If, at any time while any portion of this Debenture remains outstanding, the Company spins off or otherwise divests itself of a part of its business or operations or disposes of all or of a part of its assets in a transaction (the “Spin Off”) in which the Company, in addition to or in lieu of any other compensation received and retained by the Company for such business, operations or assets, causes securities of another entity (the “Spin Off Securities”) to be issued to security holders of the Company, the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder’s Debentures outstanding on the record date (the “Record Date”) for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the “Outstanding Debentures”) been converted as of the close of business on the Trading Day immediately before the Record Date (the “Reserved Spin Off Shares”), and (ii) to be issued to the Holder on the conversion of all or any of the Outstanding Debentures, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the principal amount of the Outstanding Debentures then being converted, and (II) the denominator is the principal amount of the Outstanding Debentures.

11.    If, at any time while any portion of this Debenture remains outstanding, the Company effectuates a stock split or reverse stock split of its Common Stock or issues a dividend on its Common Stock consisting of shares of Common Stock, the prices used in determining the Conversion Price from dates prior to such action or and any other fixed amounts calculated as contemplated hereby or by any of the other Transaction Agreements shall be equitably adjusted to reflect such action.

12.    The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

13.    A.    This Debenture shall be governed by and construed in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws.

B.    In the event of any litigation or dispute arising from this Debenture or any of the other Transaction Agreements, the parties agrees that the party which is awarded the most money shall be deemed the prevailing party for all purposes and such prevailing party shall be entitled to an additional award from the other party for the full amount of the attorneys’ fees and expenses paid or payable by such prevailing party in connection with the litigation and/or dispute, without reduction or apportionment based upon the individual claims or defenses giving rise to such fees and expenses.  Nothing in this Section 13(B) shall restrict or impair a court’s power to award fees and expenses to any party for frivolous or bad faith pleading by the other party.

C.    JURY TRIAL WAIVER.  The Company and the Holder hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the Parties hereto against the other in respect of any matter arising out of or in connection with this Debenture.

14.    A.    The term "Event of Default" means the occurrence of any one or more of the following events:

i.    The Company shall default in the payment of principal or interest on this Debenture when due and such default shall continue for a period of ten (10) Trading Days; or

ii.    There is a Cancellation Date; or

iii.    Any of the representations or warranties made by the Company herein, or any of the other Transaction Agreements or in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture shall be false or misleading in any material respect at the time made; or

iv.    The Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of the Company under any of the Transaction Agreements and such failure, if capable of being cured, shall continue uncured for a period of ten (10) Trading Days after the Holder gives the Company written notice thereof;

v.    The Company shall fail to maintain its status as a reporting company under the federal securities laws; or

vi.    The Company shall fail to timely file all reports required to be filed by it with the SEC pursuant to Section 12 or 15(d) of the 1934 Act, or otherwise required by the 1934 Act; or

vii.    The Company shall have its Common Stock suspended from trading on the Principal Trading Market for in excess of five (5) Trading Days or the Company’s Common Stock is delisted from trading on the Principal Trading Market; or

viii.    The Company or any of its Subsidiaries shall (x) admit in writing its inability to pay its debts generally as they mature; (y) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (z) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

ix.    A trustee, liquidator or receiver shall be appointed for the Company or any of it Subsidiaries or for a substantial part of such entity’s property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

x.    Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company or any of  its Subsidiaries and shall not be dismissed within sixty (60) days thereafter; or

xi.    Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company or any of its Subsidiaries and, if instituted against the Company or any such Subsidiary, shall not be dismissed within sixty (60) days after such institution or the Company or such Subsidiary shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

xii.    Any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand Dollars ($100,000) in the aggregate shall be entered or filed against the Company or any of it Subsidiaries or any of such entity’s properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of five (5) Trading Days; or

xiii.    The Company or any of its Subsidiaries is, by the end of any relevant grace period, in default in the payment of principal or interest as and when due and payable under any one or more debt obligations of the Company and its Subsidiaries (or any combination thereof) such that the aggregate amount of such defaults is in excess of One Hundred Thousand Dollars ($100,000); or

xiv.    The average trading value over any consecutive ten (10) trading days shall be less than $2,562.58 per trading day;  or

xv.    It becomes unlawful for the Company to perform its outstanding obligations under this Debenture or any other Debenture issued pursuant to the Securities Purchase Agreement; or

B.    If an Event of Default shall have occurred and is continuing, then,

(i) unless and until such Event of Default shall have been cured or waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default), at the option of the Holder and in the Holder’s sole discretion, but without further notice from the Holder, the unpaid amount of this Debenture, computed as of such date, will bear interest at the rate (the “Default Rate”) equal to one percent (1.5%) per month or the highest rate allowed by law, whichever is lower, from the date of the Event of Default to until and including the date actually paid; and any partial payments shall be applied as provided in Section 5 hereof; and

(ii) at any time thereafter, and in each and every such case, unless such Event of Default shall have been cured or waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default), at the option of the Holder and in the Holder's sole discretion, the Holder may elect to redeem all or part of the Unconverted Debenture (as defined below) on the terms provided in Section 15 hereof.

15.    A.    The Company acknowledges that if there is an Event of Default, the Holder may require the Company to immediately redeem all or any part of the outstanding portion of this Debenture for an amount equal to the Redemption Amount (as defined below).  The Redemption Amount shall be paid in cash by the Company to the Holder.  As of the Redemption Due Date or, if earlier, the Redemption Payment Date (as those terms are defined below), the Redemption Amount shall be deemed applied, if so elected by the Holder, to any outstanding balance due on the Specific Purchase Note and then to any outstanding balance on any Purchase Note issued by the Holder, as designated by the Holder. Any portion of the Redemption Amount which is not so applied shall be paid in cash to the Holder and shall be applied in the priority provided in Section 4(I) hereof.

B.    For purposes of this Debenture, the following terms shall have the meanings indicated below:

“Unconverted Debenture” means the principal amount of this Debenture which has not been converted as of the relevant date.

“Redemption Payment Date” means the date on which the Company actually pays the Redemption Amount.

“Redemption Amount” means the amount equal to the sum of (i) the Applicable Redemption Percentage of the principal of an Unconverted Debenture which is being redeemed, plus (ii) any accrued but unpaid interest thereon through and including the Redemption Payment Date, plus (iii) all Other Costs.

“Applicable Redemption Percentage” means one hundred thirty percent (130%), unless the Event of Default is one specified under Section 14(A)(viii) or (ix), in which event it means one hundred fifty percent (150%).

C.    The Holder of an Unconverted Debenture may elect to redeem a portion of such Unconverted Debenture without electing to redeem the balance of the Unconverted Debenture; provided, however, that if the Holder gives a Redemption Notice (as defined below) without specifying the amount of the Unconverted Debenture being redeemed, such Redemption Notice shall be deemed to refer to the full principal amount of the Unconverted Debenture.  The Holder’s option to redeem all or part of the Unconverted Debenture shall be exercised by the Holder giving written notice of the exercise of this provision by the Holder (a “Redemption Notice”) at any time after a relevant Event of Default has occurred but before such Event of Default is cured. The Redemption Notice shall specify (a) the date (the “Redemption Due Date”) on which the Redemption Amount shall be paid, which date shall be at least five (5) Trading Days after the date (a “Redemption Notice Date”) on which the Holder Redemption Notice is given, and (b) the wire instructions for the account to which the Redemption Amount is to be paid; provided, however, that the Company shall have the right to accelerate the date of such payment.

D.    If all of the Unconverted Debentures are being redeemed pursuant to this Section 5, then, upon payment in full of the Redemption Amount for all of the Unconverted Debentures in accordance with the provisions of this Section 5, the Holder shall deliver the Debenture to the Company marked “paid in full”.

E.    If the Redemption Amount is not timely paid by the Company, the Redemption Amount shall accrue interest at the Default Rate and the Holder may declare the Redemption Amount, together with such interest, due under this Debenture immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law, including, but not necessarily limited to, the equitable remedy of specific performance and injunctive relief.

16.    Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

17.    Any notice required or permitted hereunder shall be given in manner provided in the Section headed "NOTICES" in the Securities Purchase Agreement, the terms of which are incorporated herein by reference.

18.    The Company may prepay the entire principal, along with any accrued interest, due under this note at any time without penalty.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: _________________, 20___

VALCOM, INC. By:_______________________________________ __________________________________________ (Print Name) __________________________________________ (Title)

EXHIBIT A

VALCOM, INC.
NOTICE OF CONVERSION
OF
15% SECURED CONVERTIBLE DEBENTURE
DUE JANUARY 24, 2009

(To be Executed by the Registered Holder in Order to Convert the Debenture)

TO:	VALCOM, INC.	VIA FAX: 702-382-2802
2113A Gulf Boulevard Indian Rocks, FL 33785 Attn: Vince Vellardita, CEO

FROM: _________________________________________________________ (“Holder”)

DATE: _______________________________________________ (the “Conversion Date”)

RE:
Conversion of $_________________ principal amount (the “Converted Debenture”) of the 15% Convertible Debenture Due ______, (the “Debenture”) of VALCOM, INC. (the “Company”) into ______________________ shares (the “Principal Conversion Shares”) of Common Stock (defined below)

Note: Either the purchase price for this Debenture was paid for in full on or prior to the Issue Date or the Specific Purchase Note for this Debenture has been paid or otherwise satisfied in full prior to the issuance of this Notice of Conversion.

The captioned Holder hereby gives notice to the Company, pursuant to the Debenture of VALCOM, INC. that the Holder elects to convert the Converted Debenture into fully paid and non-assessable shares of Common Stock, $0.001 par value (the “Common Stock”), of the Company as of the Conversion Date specified above.  Said conversion shall be based on Conversion Price of $________________.1

_________________________
1As defined in the Debenture,

““Conversion Price” means the lower of (i) the VWAP for the three (3) Regular Trading Days (which need not be consecutive) selected by the Holder from the 20 Trading Days ending on the Trading Day immediately before the relevant Conversion Date, multiplied by (ii) seventy percent (70%); or $0.10.”

As contemplated by the Debenture, the Company should also pay all accrued but unpaid interest on the Converted Debenture to the Holder.  The Holder elects that such accrued but unpaid interest should be paid

    in ______________ shares of Common Stock (“Interest Conversion Shares”), representing such interest amount converted at the Conversion Price indicated above, which Interest Conversion Shares should be delivered together with the Principal Conversion Shares, or

    in cash, which should be paid as provided in the Debenture by wire transfer as follows:2

___________________________________

___________________________________

___________________________________

Based on this Conversion Price, the number of Principal Conversion Shares plus Interest Conversion Shares (collectively, “Conversion Shares”) indicated above should be issued in the following name(s):

Name and Record Address	Conversion Shares
_______________________________ _______________________________ _______________________________	_______________ _______________ _______________

It is the intention of the Holder to comply with the provisions of Section 4(C) of the Debenture regarding certain limits on the Holder's right to convert thereunder. The Holder believe this conversion complies with the provisions of said Section 4(C). Nonetheless, to the extent that, pursuant to the conversion effected hereby, the Holder would have more shares than permitted under said Section, this notice should be amended and revised, ab initio, to refer to the conversion which would result in the issuance of shares consistent with such provision. Any conversion above such amount is hereby deemed void and revoked.

_________________________
The Worksheet attached to this Notice of Conversion lists the 3 Regular Trading Days used in determining the Conversion Price.

2Information should include the following:

All Wires:
(1) Bank Name
(2) Bank Address (including street, city, state)
(3) ABA or Wire Routing No.
(4) Account Name
(5) Account Number

If Wire is going to International (Non-US) Bank, all of the above plus:
(6) SWIFT Number

2

As contemplated by the Debenture, this Notice of Conversion is being sent by facsimile to the telecopier number and officer indicated above.

If this Notice of Conversion represents the full conversion of the outstanding balance of the Converted Debenture, the Holder either (1) has previously surrendered the Converted Debenture to the Company or (2) will surrender (or cause to be surrendered) the Converted Debenture to the Company at the address indicated above by express courier within five (5) Trading Days after delivery or facsimile transmission of this Notice of Conversion.

The certificates representing the Conversion Shares should be transmitted by the Company to the Holder

           via express courier, or

           by electronic transfer

within the time contemplated by the Debenture after receipt of this Notice of Conversion (by facsimile transmission or otherwise) to:

_____________________________________
_____________________________________
_____________________________________

____________________________________ (Print name of Holder) By: _________________________________ (Signature of Authorized Person) ____________________________________ (Printed Name and Title)

2

CONVERSION PRICE WORKSHEET

The following information was used in determining the Conversion Price referred to in this Notice of Conversion.

1.	Conversion Date: ___________________, 20__

2.	The Holder selected the following three (3) Regular Trading Days (which need not be consecutive) out of the 20 Trading Days ending on the Trading Day before the Conversion Date:

(1)                            /    /
(2)                            /    /
(3)                            /    /

3.	The VWAP for Regular Trading Days of the 3 Regular Trading Days specified above was $ .

4.	75% of amount specified in item 3 above is $ (= the Conversion Price).

3